UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2016 (February 12, 2016)

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of registrant as specified in its charter)

DELAWARE	1-10239	91-1912863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Suite 3100 Seattle, Washington		98101-1374
(Address of principal executive offices)		(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 12, 2016, Plum Creek Timber Company, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). Of the 174,096,444 shares of Company common stock outstanding and entitled to vote as of December 28, 2015 (the record date for the Special Meeting), 125,953,336 shares of Company common stock were represented in person or by proxy at the Special Meeting, which constituted a quorum.

A summary of the voting results for each of the following proposals, which are described in detail in the Company’s proxy statement dated as of December 28, 2015, which was first mailed to the Company’s stockholders on or about January 5, 2016, is set forth below:

Proposal 1: Adoption of the Merger Agreement

The Company’s stockholders adopted the Agreement and Plan of Merger, dated as of November 6, 2015 (the “Merger Agreement”), between the Company and Weyerhaeuser Company (“Weyerhaeuser”), pursuant to which (subject to the terms and conditions set forth in the Merger Agreement), Plum Creek will be merged with and into Weyerhaeuser and each outstanding share of Plum Creek common stock will be converted into the right to receive 1.6 Weyerhaeuser common shares. The following were the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES ABSTAINING	BROKER NON-VOTES
122,919,272	1,260,340	1,773,723	—

Proposal 2: Adjournment

The Company’s stockholders approved the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve Proposal 1. The following were the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES ABSTAINING	BROKER NON-VOTES
110,338,692	13,833,297	1,781,347	—

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of Compensation Payments

The Company’s stockholders approved, by a non-binding, advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the completion of the merger with Weyerhaeuser. The following were the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES ABSTAINING	BROKER NON-VOTES
112,686,383	10,372,725	2,894,227	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ James A. Kraft
James A. Kraft
Senior Vice President, General Counsel and Corporate Secretary

DATED: February 16, 2016